                                                                      Exhibit 24


                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 1996.


                                             Roger G. Ackerman
                                    ---------------------------------
                                             Roger G. Ackerman

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1996.


                                                M. J. Anton
                                    ---------------------------------
                                                M. J. Anton

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                               J. R. Barker
                                    ---------------------------------
                                               J. R. Barker

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 1996.


                                             J. L. Broadhead
                                    ---------------------------------
                                             J. L. Broadhead

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 1996.


                                                W. F. Craig
                                    ---------------------------------
                                                W. F. Craig

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 1996.


                                               J. C. Farrell
                                    ---------------------------------
                                               J. C. Farrell

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                                 R. M. Gross
                                    ---------------------------------
                                                 R. M. Gross

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                               C. F. Haywood
                                    ---------------------------------
                                               C. F. Haywood

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Austin F. Reed, Joseph C. Farrell and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 1996.


                                               D. L. Marshall
                                    ---------------------------------
                                               D. L. Marshall

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                                R. H. Spilman
                                    ---------------------------------
                                                R. H. Spilman

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 1996.


                                                A. H. Zimmerman
                                    ---------------------------------
                                                A. H. Zimmerman

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 1996.


                                              G. R. Rogliano
                                    ---------------------------------
                                              G. R. Rogliano